UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2011

WELLS CORE OFFICE INCOME REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54248	26-0500668
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
On May 27, 2011, Wells Core Office Income REIT, Inc. (which may be referred to herein as the “Registrant,” “we,” “our” or “us”) purchased a four-story office building containing approximately 96,394 square feet (the “Miramar Centre II Building”) for approximately $21.5 million, exclusive of closing costs. The acquisition was funded with proceeds of $19.3 million from our $70.0 million secured revolving credit facility and proceeds of $2.2 million raised from our ongoing public offering. The Miramar Centre II Building was built in 2001 and is located on approximately 6.13 acres of land in Miramar, Florida. The Miramar Centre II Building was purchased from TCP-Miramar, LLC, which is not affiliated with us, Wells Core Office Income REIT Advisory Services, LLC (the “Advisor”), or an affiliate of the Advisor.
The Miramar Centre II Building is currently 100% leased to Humana Medical Plan, Inc. (“Humana Medical Plan”), a subsidiary of Humana, Inc. Humana, Inc., which guarantees the Humana Medical Plan lease, is one of the nation's largest publicly traded health and supplemental benefits companies.
The current annual effective base rent is approximately $1.7 million. The current weighted-average rental rate over the lease term is approximately $18.75 per square foot. Humana Medical Plan utilizes the Miramar Centre II Building as a call center and to provide executive and administrative support to its operations. Humana Medical Plan's lease expires in December 2017, but it has the right to extend the term of its lease for three additional five-year renewal periods at 95% of the then-current market rate.
Based on the current condition of the Miramar Centre II Building, we do not believe it will be necessary to make significant renovations to the Miramar Centre II Building. Our management believes that the Miramar Centre II Building is adequately insured.
Since the Miramar Centre II Building is leased to a single tenant on a long-term basis under a net lease that transfers substantially all of the operating costs to the tenant, management believes that the financial condition and results of operations of the guarantor of the lease, Humana, Inc., is more relevant to investors than financial statements of the property acquired. Humana, Inc. currently files its financial statements in reports filed with the Securities and Exchange Commission (“SEC”), and the following summary financial data regarding Humana, Inc. is taken from its previously filed public reports. For more detailed financial information regarding Humana, Inc., please refer to their financial statements, which are publicly available with the SEC at http://www.sec.gov.

	For the Year Ended December 31,
	2010	2009	2008
Consolidated Statements of Income	(in thousands)
Total revenues	$33,868,208	$30,960,414	$28,946,372
Income from operations	$1,854,622	$1,707,603	$1,073,137
Net income	$1,099,390	$1,039,675	$647,154

	As of the year ended December 31,
	2010	2009	2008
Consolidated Balance Sheets	(in thousands)
Total assets	$16,103,253	$14,153,494	$13,041,760
Long-term debt	$1,688,849	$1,678,166	$1,937,032
Stockholders' equity	$6,924,056	$5,766,003	$4,457,190

Item 9.01. Financial Statements and Exhibits
(b)     Pro Forma Financial Information.
The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Core Office Income REIT, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of March 31, 2011 (unaudited)	F-2

Pro Forma Statement of Operations for the three months ended March 31, 2011 (unaudited)	F-5

Pro Forma Statement of Operations for the year ended December 31, 2010 (unaudited)	F-7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS CORE OFFICE INCOME REIT, INC.

Dated: June 3, 2011	By:	/s/ Randall D. Fretz
Randall D. Fretz
Senior Vice President

WELLS CORE OFFICE INCOME REIT, INC.
Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of the Registrant included in its annual report filed on Form 10-K for the year ended December 31, 2010 and its quarterly report filed on Form 10-Q for the three months ended March 31, 2011. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto of certain acquired properties included in this current report.
The following unaudited pro forma balance sheet as of March 31, 2011 has been prepared to give effect to the acquisitions of the Duke Bridges I and II Buildings and the Miramar Centre II Building (the "Q2 2011 Acquisitions") as if the acquisitions occurred on March 31, 2011. Other adjustments provided in the following unaudited pro forma balance sheet are comprised of certain pro forma financing-related activities, including, but not limited to, capital raised through the issuance of additional common stock through the acquisition date of the Miramar Centre II Building and pay-down of acquisition-related debt subsequent to the pro forma balance sheet date.
The following unaudited pro forma statement of operations for the three months ended March 31, 2011 has been prepared to give effect to the acquisitions of the Westway One Building and the Q2 2011 Acquisitions as if the acquisitions occurred on January 1, 2010.
The following unaudited pro forma statement of operations for the year ended December 31, 2010 has been prepared to give effect to the acquisitions of the Royal Ridge V Building, the 333 East Lake Building (the "2010 Acquisitions"), the Westway One Building and the Q2 2011 Acquisitions as if the acquisitions occurred on January 1, 2010.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the 2010 Acquisitions, the Westway One Building and the Q2 2011 Acquisitions been consummated as of January 1, 2010. In addition, the pro forma balance sheet includes pro forma allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisitions of the Q2 2011 Acquisitions. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2011
(in thousands)
(unaudited)

ASSETS

		Pro Forma Adjustments
		Q2 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Duke Bridges		Miramar Centre II		Other		Pro Forma Total
Real estate assets, at cost:
Land	$4,778	$6,750	(b)	$4,000	(b)	$—		$15,528
Buildings and improvements, less accumulated depreciation	47,548	31,688	(b)	13,125	(b)	—		92,361
Intangible lease assets, less accumulated amortization	5,077	8,450	(b)	3,500	(b)	—		17,027
Total real estate assets	57,403	46,888		20,625		—		124,916

Cash and cash equivalents	6,787	(12,967)	(c)	(1,280)	(c)	26,212	(d)	1,160
				—		(592)	(i)
						(17,000)	(e)
Tenant receivables	239	—		—		—		239
Prepaid expenses and other assets	235	—		—		—		235
Deferred financing costs, less accumulated amortization	1,062	—		—		—		1,062
Intangible lease origination costs, less accumulated amortization	2,352	2,113	(b)	875	(b)	—		5,340
Total assets	$68,078	$36,034		$20,220		$8,620		$132,952

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA BALANCE SHEET
MARCH 31, 2011
(in thousands)
(unaudited)

LIABILITIES AND STOCKHOLDERS' EQUITY

		Pro Forma Adjustments
		Q2 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Duke Bridges		Miramar Centre II		Other		Pro Forma Total
Liabilities:
Lines of credit and notes payable	$19,900	$35,500	(f)	$19,300	(f)	$(17,000)	(e)	$57,700
Accounts payable and accrued expenses	1,132	460	(g)	578	(g)	—		2,170
Due to affiliates	972	—		—		—		972
Distributions payable	133	—		—		—		133
Deferred income	371	74	(h)	342	(h)	—		787
Total liabilities	22,508	36,034		20,220		(17,000)		61,762

Redeemable Common Stock	170	—		—		—		170

Stockholders' Equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; and 2,225,330 issued and outstanding as of March 31, 2011	22	—		—		12	(d)	34
Additional paid-in capital	49,253	—		—		26,200	(d)	75,453
Cummulative distributions in excess of earnings	(3,705)	—		—		(592)	(i)	(4,297)
Redeemable common stock	(170)	—		—		—		(170)
Total stockholders' equity	45,400	—		—		25,620		71,020
Total liabilities, redeemable common stock, and stockholders' equity	$68,078	$36,034		$20,220		$8,620		$132,952

(a)	Historical financial information is derived from Wells Core REIT's quarterly report filed on Form 10-Q as of March 31, 2011.
(b)	Reflects the purchase price of the assets and liabilities obtained by Wells Core REIT in connection with the respective acquisition, net of any purchase price adjustments.
(c)	Represents cash used to fund purchase of the assets obtained by the Registrant in connection with the respective acquisition.
(d)	Reflects capital raised through issuance of additional common stock subsequent to March 31, 2011 through May 27, 2011, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects pay down of acquisition-related borrowings using capital raised described in note (d) above.
(f)
Represents amounts drawn on the Regions Credit Facility that bears interest at rates equal to (1) LIBOR (subject to a LIBOR floor of 1.00%) plus the applicable LIBOR Margin (the “LIBOR Rate”) or (2) the greater of (a) the prime rate announced by Regions Bank, (b) the Federal Funds Effective Rate plus 0.5% or (c) the 30-day LIBOR (adjusted daily) plus 1.0%, plus the applicable base rate margin (the “Base Rate”). The applicable LIBOR margin may vary from 3.0% to 4.0% and the applicable base rate margin may vary from 2.0% to 3.0% based on our then current leverage ratio.

(g)	Represents real estate tax and deferred tenant allowance liabilities assumed at acquisition.
(h)	Represents operating expense reconciliation liability assumed at acquisition.
(i)	Represents acquisition fees of 2.0% of gross offering proceeds raised described in note (d) above.
The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2011
(in thousands)
(unaudited)

		Pro Forma Adjustments
				Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	Westway One		Duke Bridges		Miramar Centre II		Pro Forma Total
Revenues:
Rental income	$1,329	$185	(b)	$1,309	(b)	$400	(b)	$3,223
Tenant reimbursements	496	110	(c)	330	(c)	209	(c)	1,145
	1,825	295		1,639		609		4,368
Expenses:
Property operating costs	620	112	(d)	565	(d)	170	(d)	1,467
Asset and property management fees:
Related party	117	17	(e)	92	(e)	40	(e)	266
Other	23	—		—		—		23
Depreciation	469	76	(f)	198	(f)	81	(f)	824
Amortization	186	34	(g)	418	(g)	155	(g)	793
General and administrative	496	—		—		—		496
Acquisition fees and expenses	988	—		—		—		988
	2,899	239		1,273		446		4,857
Real estate operating income (loss)	(1,074)	56		366		163		(489)
Other income (expense):
Interest expense	(480)	(5)	(h)	(8)	(h)	(3)	(h)	(496)
Interest and other income	—	—		—		—		—
	(480)	(5)		(8)		(3)		(496)

Income (loss) before income tax expense	(1,554)	51		358		160		(985)
Income tax expense	(11)	—		—		—		(11)
Net income (loss)	$(1,565)	$51		$358		$160		$(996)
Per-share information - basis and diluted	$(1.14)							$(0.29)
Weighted-average common shares outstanding - basic and diluted	1,378							3,410

(a)	Historical financial information derived from Wells Core REIT's quarterly report filed on Form 10-Q for the period ended March 31, 2011.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the balance for the Regions Credit Facility had an average outstanding balance of $46.6 million for the three months ended March 31, 2011, calculated using an interest rate of approximately 4.26%, which is calculated using an average LIBOR rate of 0.26% plus an applicable margin of 400 bps.

The accompanying notes are an integral part of this statement.

WELLS CORE OFFICE INCOME REIT, INC.
PRO FORMA STATEMENT OF OPERATIONS
DECEMBER 31, 2010
(in thousands)
(unaudited)

		Pro Forma Adjustments
						Q2 2011 Acquisitions
	Wells Core Office Income REIT, Inc. Historical(a)	2010 Acquisitions		Westway One		Duke Bridges		Miramar Centre II		Pro Forma Total
Revenues:
Rental income	$657	2,541	(b)	$2,557	(b)	$5,234	(b)	$1,598	(b)	$12,587
Tenant reimbursements	98	569	(c)	1,518	(c)	1,289	(c)	1,510	(c)	4,984
	755	3110		4,075		6,523		3,108		17,571
Expenses:
Property operating costs	226	1,223	(d)	1,545	(d)	2,446	(d)	1,348	(d)	6,788
Asset and property management fees:
Related party	29	166	(e)	233	(e)	368	(e)	161	(e)	957
Other	15	—		—		—		—		15
Depreciation	252	838	(f)	1,050	(f)	792	(f)	328	(f)	3,260
Amortization	89	305	(g)	471	(g)	1,672	(g)	621	(g)	3,158
General and administrative	695			—		—		—		695
Acquisition fees and expenses	669			—		—		—		669
	1,975	2532		3,299		5,278		2,458		15,542
Real estate operating income (loss)	(1,220)	578		776		1,245		650		2,029
Other income (expense):
Interest expense	(320)	375	(i)	(510)	(h)	(806)	(h)	(354)	(h)	(1,615)
Interest and other income	—			—		—		—		—
	(320)	375		(510)		(806)		(354)		(1,615)

Income (loss) before income tax expense	(1,540)	953		266		439		296		414
Income tax expense	(4)			—		—		—		(4)
Net income (loss)	$(1,544)	953		$266		$439		$296		$410
Per-share information - basis and diluted	$(13.48)									$0.12
Weighted-average common shares outstanding - basic and diluted	115									3,410

(a)	Historical financial information derived from Wells Core REIT's annual report filed on Form 10-K for the year ended December 31, 2010.
(b)
Rental income consists primarily of base rent, parking income and amortization of above-market lease assets and below-market lease liabilities. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2010.

(c)	Consists of operating cost reimbursements from tenants as defined by the respective leases.
(d)	Consists of property operating expenses, primarily made up of real estate taxes, insurance, utilities and maintenance and support services.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis.
(f)
Depreciation expense is calculated using the straight-line method based on the purchase price allocated to building over a 40-year life; tenant improvements over the shorter of the lease term or the useful life, and site improvements over a 15-year life.

(g)	Amortization of deferred leasing costs and lease intangibles is recognized using the straight-line method over the lives of the respective leases.
(h)
Represents additional interest expense that would have been incurred if the balance for the Regions Credit Facility had an average outstanding balance of $46.6 million for the twelve months ended December 31, 2010, calculated using an interest rate of approximately 4.27%, which is calculated using an average LIBOR rate of 0.27% plus an applicable margin of 400 bps.

(i)
Represents additional interest expense that would have been incurred if the $11.1 million outstanding related to the for Royal Ridge V Loan had been entered into as of January 1, 2010 calculated using an interest rate of approximately 4.0% for the period from January 1, 2010 to October 7, 2010 (the acquisition date of the Royal Ridge V Building).

The accompanying notes are an integral part of this statement.